SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  May 16, 2013

WARWICK VALLEY TELEPHONE COMPANY

(Exact Name of Registrant as Specified in Charter)

NEW YORK	1-35724	14-1160510
(State or Other Jurisdiction	(Commission	(IRS employer
of Incorporation)	File Number)	Identification No.)

47 MAIN STREET, WARWICK, NEW YORK	10990
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (845) 986-8080

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure

The slides presented during the President’s address at the Annual Meeting of Shareholders of Warwick Valley Telephone Company (the “Company”) are furnished as Exhibit 99.1 to this report.

Item 9.01.     Financial Statements and Exhibits

Exhibit No.	Description

99.1	Slides presented during the address of the Company’s President at the Company’s Annual Meeting of Shareholders on May 16, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WARWICK VALLEY TELEPHONE COMPANY

Dated: May 16, 2013	By:	/s/ David Cuthbert
	Name:	David Cuthbert
	Title:	President & Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Presentation at Annual Stockholders Meeting on May 16, 2013.